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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                                [GRAPHIC OMITTED]

                       NEW SOUTH HOME EQUITY TRUST 1999-2



                                   DISCLAIMER

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The  information  included  herein  is  produced  and  provided  exclusively  by
PaineWebber Incorporated ("PW") as underwriter for New South Home Equity Trust 1999-2, and not by or as agent for New South Federal Savings Bank or any of its affiliates (collectively, the "Seller") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Seller nor the Depositor has prepared, reviewed or participated in the preparation hereof, nor are they
responsible   for  the  accuracy   hereof  and  they  have  not  authorized  the
dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Seller. PW makes no representations as to the accuracy of such information provided by the Seller. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
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   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
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                   $225,000,000 (APPROXIMATE) OFFERING AMOUNT
                                MBIA BOND INSURED


BOND SUMMARY


--------------- ------------ ------------- -------- ------------ ------------- ------------ ------------------
                                                       FIRST         LAST       PRINCIPAL       EXPECTED
                APPROXIMATE                   WAL    PRINCIPAL    PRINCIPAL      WINDOW          RATINGS
 CERTIFICATES      SIZE      COUPON (D)     (YEARS)   PAYMENT      PAYMENT       (YEARS)      (MOODY'S/S&P)
     (A)
--------------- ------------ ------------- -------- ------------ ------------- ------------ ------------------

     A-1        $88,390,000  Floating (b)    0.95      12/99         09/01         1.83          Aaa/AAA
     A-2        $15,656,000  Fixed (c)       2.00      09/01         02/02         0.50          Aaa/AAA
     A-3        $48,145,000  Fixed (c)       3.00      02/02         12/03         1.92          Aaa/AAA
     A-4        $24,301,000  Fixed (c)       5.00      12/03         03/06         2.33          Aaa/AAA
     A-5        $19,933,000  Fixed (c)       7.57      03/06         09/07         1.58          Aaa/AAA
     A-6        $22,500,000  Fixed (c)       6.20      12/02         09/07         4.83          Aaa/AAA
      B          $6,075,000  Fixed (c)       2.32      04/01         11/02         1.67          NR/BBB-
--------------- ------------ ------------- -------- ------------ ------------- ------------ ------------------

NOTES:

(a)   The certificates will be priced to the 10% Optional Termination.

(b) The Class A-1 Certificate will bear interest at a variable rate equal to One-month LIBOR plus [_]%, or commencing on the first day of the accrual period in which the optional termination date occurs, One-month LIBOR + [_]% per annum subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.

(c) The Class A-2, A-3, A-4, A-5, A-6 and Class B Certificates will bear interest at a fixed rate equal to their respective Pass-Through Rates, in each case, subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.

(d) Commencing on the first day after the Optional Termination Date occurs, the fixed interest rate on the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 Class-B Certificates will increase by 0.50% per annum.



                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)
                   (COMPLETE COLLATERAL TABLES ON PAGES 12-15)

--------------------------------------------------- ---------------------

--------------------------------------------------- ---------------------
Number of Loans:                                                   2,791
Current Balance:                                            $179,855,887
Average Balance:                                                 $64,441
Minimum Balance:                                                  $5,970
Maximum Balance:                                                $498,507
Wtd. Average Coupon:                                             9.9133%
Wtd. Average Combined Loan-To-Value:                              79.15%
Wtd. Average Original Term (months):                                 299
Wtd. Average Seasoning (months):                                       4
--------------------------------------------------- ---------------------



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   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
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PRICING INFORMATION

PRICING SPEED:               4% CPR, increasing to 25% CPR over 12 months.


DISTRIBUTION DATE:           The 25th day of each  month  (or the  next Business
                             Day thereafter) commencing in December of 1999.


SETTLEMENT (CLOSING) DATE:   On or about December 2nd, 1999.


CUT-OFF DATE:                November 1st, 1999.


PAYMENT DELAY:               With the  exception  of the Class A-1 Certificates,
                             24   days.   With   respect   to    the   Class A-1
                             Certificates, 0 days.


PAYMENT TERMS:               Monthly.

INTEREST ACCRUAL PERIOD:     With the  exception of the Class A-1  Certificates,
                             interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Distribution Date based on a 30/360 basis, except that for the first Distribution Date (in
                             December 1999) there will be no accrual period. As a result, there will be no interest due and payable on these Certificates on the Distribution Date in December 1999. The first Distribution Date for these Certificates will be in January 2000.

                             With respect to the Class A-1 Certificates, interest will accrue from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first
                             Distribution Date in December 1999) to and including the day prior to the current Distribution Date at the Class A-1 Certificate Interest Rate on an Actual/360 day basis.

PREPAYMENT INTEREST
SHORTFALLS:                  Prepayment  interest  shortfalls not covered by the
                             servicing fee will be allocated pro rata among all Classes of Certificates on the basis of their respective interest entitlements.


SERVICING/OTHER FEES:        The   collateral   is  subject  to  certain   fees,
                             including a Servicing Fee totaling 0.50% per annum payable monthly, a monthly premium payable to the Certificate Insurer and monthly Trustee fees.

ADVANCING:                   The  Servicer is  required to advance  from its own
                             funds any delinquent payments of interest (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency Advances").



--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
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--------------------------------------------------------------------------------
                                  Paine Webber

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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

PRICING INFORMATION (CONTINUED)

AVAILABLE FUNDS
CAP RATE:                    If a class's  uncapped  pass-through  rate would be
                             greater than the weighted average net loan rate, the available funds capped rate will equal the rate determined for each Class by taking:

                             (a) all interest that accrued on the loans at their
                                 respective  net loan rates (i.e.  excluding the
                                 servicing fee, the trustee fee and the insurance premium fee) and was due in the related Due Period; less

                             (b) all  interest  accrued on the Class A-1,  Class
                                 A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class B certificates, in each case only if their respective uncapped pass-through rates are less than or equal to the weighted average net loan rate; divided by

                             (c) the sum of the certificate principal balance of
                                 the class and the certificate principal balance of each other class of Offered Certificates whose accrued interest is not included in clause (b) above,

                             (d) multiplied by twelve.

                             In the event that the capped rate determined as described in the preceding sentence would be in excess of the uncapped pass-through rate of the class, then such capped rate will be recalculated so that interest accrued on the class for the related Distribution Date at its uncapped pass-through rate will be included in clause (b) above. This calculation will be repeated as appropriate so that in no event will the capped rate so calculated exceed the class's uncapped pass-through rate.

OPTIONAL TERMINATION DATE:   The   Optional   Termination   Date  is  the  first
                             Distribution Date on which the Pool Balance has declined to less than 10% of the sum of (x) the balance of the Initial Loans as of the Cut-Off Date and (y) the amount on deposit in the Pre-funding
                             Account as of the Settlement Date.

OPTIONAL TERMINATION:        The  Servicer may at its option (and if such option
                             is not exercised by the Servicer,  the  Certificate
                             Insurer  may,  at  its  option)   effect  an  early
                             termination of the Trust on any Distribution Date on or after the Optional Termination Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Termination Price.

TERMINATION PRICE:           The  Termination  Price will generally be an amount
                             equal to the greater of (i) the par amount of all the loans and (ii) the fair market value of the loans, and certain other expenses.





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      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
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--------------------------------------------------------------------------------
                                  Paine Webber

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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
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DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:         New South Home Equity Trust 1999-2

OFFERING AMOUNT:             Approximately $225,000,000.

ASSETS OF THE TRUST:         - First and Second lien, fixed rate mortgage loans.
                             - 1-4 Family  residential  properties,  condominium
                             units,  townhomes,  and manufactured housing.
                             - The Loans will be secured by mortgages,  deeds of
                             trust or other similar security instruments.
                             - The Loans have an aggregate  principal balance of
                             approximately  $179,855,887  as of the Cut-off Date
                             and the  Pre-funded  Amount Loans is expected to be
                             approximately  $45,144,113.
                             -  Approximately  38.74% (by Cut-off Date principal
                             balance) of the Home Equity  Loans bear  prepayment
                             premiums.
                             -  Approximately  34.82% (by Cut-off Date principal
                             balance) of the Initial  Loans were  originated  by
                             Avondale  Funding.com  formerly  known as  Avondale
                             Funding  Corporation   ("Avondale").   Avondale,  a
                             wholly owned  subsidiary of New South (purchased by
                             New  South  in  February  1999)  is  a  residential
                             mortgage  company  that  offers  second  mortgages,
                             non-conforming  first  mortgages,  and  alternative
                             lending    products    nationally    through    its
                             correspondent and mortgage broker network.

PRE-FUNDING ACCOUNT:         It is anticipated  that the total unpaid  principal
                             balance  of the  collateral  pool  conveyed  to the
                             Trust   at    closing    will   be    approximately
                             $179,855,887.

                            On the Closing Date, approximately $45,144,113 will be deposited in an account (the "Pre-Funding
                            Account") and will be used to acquire Subsequent Loans. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account with respect to any pool of loans is less than $50,000 and (ii) March 2nd, 2000.

FINAL POOL BALANCE:          The Final Pool  Balance  will  equal the  principal
                             balance of the Initial Loans as of the cut-off date and the amounts on deposit in the Pre-Funding
                             Account as of the Cut-off Date.

INITIAL LOANS:              Initial Loans  means the loans conveyed to the trust
                            on the closing date.




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--------------------------------------------------------------------------------
                                  Paine Webber

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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

LEAD UNDERWRITER:            PaineWebber Incorporated

CO-UNDERWRITER:              First Union Securities, Inc.
                             First Union will underwrite the Class B
Certificates.

SELLER AND SERVICER:         New South Federal Savings Bank

DEPOSITOR:                   PaineWebber Mortgage Acceptance Corporation IV

CERTIFICATE INSURER:         MBIA Insurance Corporation

TRUSTEE:                     The Bank of New York

SENIOR CERTIFICATES:         The Class A-1, A-2, A-3, A-4, A-5, and A-6
                             Certificates.

OFFERED CERTIFICATES:        The  Senior  Certificates  and the  Class B
                             Certificates. The Class X and Class R Certificates are not being offered publicly.

FEDERAL TAX ASPECTS:         It  is  anticipated  that the Offered  Certificates
                             will be treated as REMIC regular interests for tax purposes.

OFFERING:                    Public  Shelf  Offering  - a  prospectus  and
                             prospectus supplement will be distributed after pricing.

FORM OF OFFERING:            Book-Entry form, same-day funds through DTC,
                             Euroclear, and CEDEL.

ERISA CONSIDERATIONS:        The Senior  Certificates  are  expected to be ERISA
                             eligible. The Subordinate  Certificates will NOT be
                             ERISA eligible.

SMMEA ELIGIBILITY:           The     Certificates     will    NOT     constitute
                             "mortgage-related   securities"   for  purposes  of
                             SMMEA.

DENOMINATIONS:               Minimum  denominations of  $25,000 and multiples of
                             $1 thereafter.





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      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
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--------------------------------------------------------------------------------
                                  Paine Webber

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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

CREDIT ENHANCEMENT:          Credit enhancement for the Senior Certificates will
                             be provided by the  following:  (a) excess  spread,
                             (b) overcollateralization/subordination, and (c) the Financial Guaranty Insurance Policy.

                             EXCESS SPREAD: The interest on the loans is generally expected to be higher than the sum of the Servicing Fee, the Trustee Fee, the premium payable to the Certificate Insurer, and the interest distributable to the Senior Certificates and the Class B Certificates, thus generating excess spread which will be available as principal payments on the related Senior Certificates on each Distribution Date. Such amount can vary over time based on the prepayment and default experience of the Home Loans.

                             OVERCOLLATERALIZATION/SUBORDINATION:  Excess spread
                             will be applied, to the extent available, to make accelerated payments of principal to the Certificates then entitled to receive payments of principal; such application will cause the principal balance of the Senior Certificates to amortize more rapidly than the loans, resulting in Overcollateralization. Overcollateralization will be calculated as the Pool's current principal balance plus any amounts in the Pre-Funding Account, less the aggregate of the Senior Certificates' current principal balances. The Class B Certificates will be senior to the Class X and Class R Certificates, but subordinate to the Senior Certificates.

                             Prior to the Stepdown Date, the required Overcollateralization target will equal the greater of (a) [5.50%] of the Final Pool Balance and (b) 150% of the Delinquency Amount.

                             The Stepdown Date will be the later of (1) the Distribution Date in [June 2002] and (2) the first
                             Distribution       Date      on      which      the
                             Overcollateralization amount equals 5.50% of the Final Pool Balance.

                             The  Delinquency   Amount  is  equal  to,  for  any
                             Distribution Date, the product of (a) the Delinquency Percentage for that Distribution Date, and (b) an amount equal to the sum of (i) the principal balance of the loans as of the end of the related Due Period and (ii) the amount on deposit in the Pre-Funding Account, if any.




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      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
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--------------------------------------------------------------------------------
                                  Paine Webber

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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

CREDIT ENHANCEMENT:
(CONTINUED)                  The   Delinquency    Percentage   means   for   any
                             Distribution Date, the rolling  three-month average
                             (i.e.  the average for that  Distribution  Date and
                             the two immediately  preceding  Distribution Dates)
                             of  the  respective  percentages,  expressed  as  a
                             fraction: (a) the numerator of which is the sum of:
                             (1) the  aggregate  principal  balance of all loans
                             which are 90 or more days  delinquent as of the end
                             of  each  of  the  related  Due  Periods;  (2)  the
                             aggregate  principal balance of all loans which are
                             in foreclosure as of the end of each of the related
                             Due  Periods;   and  (3)  the  aggregate  principal
                             balance of all loans which relate to REO Properties as of the end of each of the related Due Periods;
                             and (b) the denominator of which is the principal balance of the loans as of the end of the related
                             Due Period.

                             On  or  after  the  Stepdown   Date,  the  required
                             Overcollateralization target will be equal to the greatest of:
                                a) [11.00%] times the current aggregate Pool Balance;
                                b)     the sum  of  the  three   largest  loans
                                       remaining in the deal;
                                c)     150% of the Delinquency Amount; and
                                d) [0.75%] times the aggregate of the Final Pool balance.

                             FINANCIAL GUARANTY INSURANCE POLICY: A financial guaranty insurance policy issued by MBIA Insurance Corporation ("the Certificate Insurer"). MBIA will unconditionally and irrevocably guarantee the timely payment of interest (subject to the Available Funds Cap Rate) and ultimate payment of principal on the Senior Certificates (i.e. after
                             any           losses           reduce           the
                             Overcollateralization/Subordination to zero, MBIA will cover the excess, if any, of the current Senior Certificate Balance over the current aggregate Pool Balance). The Insured Payments do not cover Realized Losses except to the extent that the aggregate principal balance of the current Senior Certificates exceeds the current aggregate Pool Balance. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that a shortfall of interest due on the Senior Certificates would otherwise result therefrom. The MBIA Insurance Policy is not cancelable for any reason. THE MBIA INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.



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--------------------------------------------------------------------------------
                                  Paine Webber

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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

CLASS A-6 LOCKOUT
DISTRIBUTION  AMOUNT:        For any  Distribution  Date, the product of (i) the
                             applicable  Class A-6 Lockout  Percentage  and (ii)
                             the product of (a) the Class A-6 Principal  Balance
                             divided  by  the  aggregate  Certificate  Principal
                             Balance  of  the  Senior  Certificates  immediately
                             prior  to  such  Distribution  Date,  and  (b)  the
                             Principal   Distribution   Amount  for  the  Senior
                             Certificates for such Distribution Date.

CLASS A-6 LOCKOUT
TURBO AMOUNT:                For any  Distribution  Date, the product of (i) the
                             applicable Class A-6 Lockout Percentage and (ii) the product of (a) the Class A-6 Principal Balance divided by the aggregate Certificate Principal
                             Balance of the Senior Certificates immediately prior to such Distribution Date, and (b) the Class
                             A Turbo Amount for such Distribution Date.

CLASS A-6 LOCKOUT
PERCENTAGE:
                             ---------------------------------------------------
                                                                       Lockout
                             Dates (Periods)                         Percentage
                             ---------------                         ----------

                             December 1999 - November 2002   (1-36)       0%
                             December 2002 - November 2004   (37-60)     45%
                             December 2004 - November 2005   (61-72)     80%
                             December 2005 - November 2006   (73-84)    100%
                             December 2006 and thereafter    (85-  )    300%

                             ---------------------------------------------------



CLASS A TURBO  AMOUNT:       For any  Distribution  Date,  the lesser of (a) any
                             remaining  amounts  after  steps (1) through (6) in
                             the section entitled "Distribution Priority" below,
                             and   (b)  the   Overcollateralization   Deficiency
                             Amount.

CLASS B INTEREST:            The  Class B  Certificates  will  receive  interest
                             payments   after  the  Senior   Certificates   have
                             received their respective entitlements of monthly interest.

CLASS B WRITEDOWNS:          The Class B  writedown  for any  Distribution  Date
                             (after  allocation of collections in the waterfall)
                             will equal the  excess,  if any,  of (1) the sum of
                             (a) the current Senior Certificate  Balance and (b)
                             the current  Class B  Certificate  balance over (2)
                             the current aggregate Pool Balance, plus the amount
                             in the  Pre-Funding  Account,  if any.  The Class B
                             writedowns   cannot  exceed  the  current  Class  B
                             Certificate Balance and will be reimbursable at the bottom of the waterfall.



--------------------------------------------------------------------------------
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      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
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--------------------------------------------------------------------------------
                                  Paine Webber

--------------------------------------------------------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (CONTINUED)

DISTRIBUTION PRIORITY:       The total of all payments or other  collections (or
                             advances in lieu thereof) on or in respect of the loans (but excluding prepayment premiums), net of servicing fees, trustee fees and premium owed to the Certificate Insurer, that, together with any insured payments, generally will be allocated in the following priority:

                       (1) To pay current interest to the Senior Certificates, paid pro rata;

                       (2) To pay current interest to the holders of the Class B Certificates;

                       (3) To pay as principal on the Class A-6 Certificates the Class A-6 Lockout Distribution Amount until the Class A-6 Principal Balance has been reduced to zero;

                       (4) To pay as principal to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (in that order) until the respective Class Principal Balances thereof are reduced to zero, the principal collections on the loans, or after the Stepdown Date, the amount, if less than the principal collections on the loans, necessary to reduce the aggregate Class Principal Balance of the Senior Certificates so that required Overcollateralization target is reached; provided, however, that on each Distribution Date occurring on or after any reduction of the Class Principal Balances of the Class B Certificates to zero through writedowns, payment shall be made among the remaining Senior Certificates pro rata and not sequentially;

                       (5) To the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, in that order, in an amount equal to the Overcollateralization Deficit (i.e. the amount by which the aggregate Class Principal Balances of the Senior Certificates exceeds the sum of (i) the aggregate principal balance of the loans and (ii) the amount on deposit in the Pre-Funding account, if any), if any, in reduction of the principal balances of those classes, in each case until the principal balance of each class is reduced to zero;

                       (6)   To the  Certificate  Insurer,  to reimburse for any
                             unpaid   reimbursement   amounts   owing   to   the
                             Certificate Insurer;

                       (7) To the Class A-6 Certificates, the Class A-6 Lockout Turbo Amount, until the certificate principal balance of the Class A-6 Certificates has been reduced to zero;

                       (8) To the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, as a reduction of the respective Class Principal Balances in that order, in an amount equal to the remaining Overcollateralization Deficiency Amount (i.e. the amount necessary to reach the required Overcollateralization target);

                       (9) To the holders of the Class B Certificates, any remaining amounts, until the Class B Principal Balance is reduced to the zero;

                       (10) To the Class A Certificates, any interest that was capped by the available funds cap, pro rata;



--------------------------------------------------------------------------------
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      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

--------------------------------------------------------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

DISTRIBUTION PRIORITY
(CONTINUED):

                       (11) To the Class B Certificates, any interest that was capped by the available funds cap;

                       (12) On the Distribution Date following the termination of the Pre-Funding Period, the Pre-Funding Amount, if any, that is on deposit in the Pre-Funding
                             Account will be distributed to the Class A and Class B Certificates, in reduction of their principal balances, pro rata;

                       (13) To the Class B Certificates until the Realized Losses allocated to the Class B Certificates on prior dates, if any, have been paid in full;

                       (14) To the servicer in an amount needed to reimburse the servicer for any non-recoverable Servicing Advances; and

                       (15)  To  the   holders  of  the  Class  X  and  Class  R
                             Certificates, any remaining amounts.


 PROSPECTUS:                 The  Certificates  are being offered  pursuant to a
                             Prospectus  which includes a Prospectus  Supplement
                             (together, the "Prospectus").  Complete information
                             with respect to the  Certificates  and the loans is
                             contained in the Prospectus. The material presented
                             herein  is   qualified   in  its  entirety  by  the
                             information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.




--------------------------------------------------------------------------------
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      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

--------------------------------------------------------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)


--------------------------------------------------------------------------------
Aggregate
Field         Description                Count       Balance$             Pool%
--------------------------------------------------------------------------------

State         Alabama                    712        39,570,949            22.00
              Louisiana                  517        26,681,796            14.84
              Florida                    290        21,424,919            11.91
              Tennessee                  194        13,902,499             7.73
              Georgia                    199        13,577,841             7.55
              Illinois                   124        11,255,542             6.26
              Mississippi                214        10,771,236             5.99
              Arkansas                    89         5,529,307             3.07
              California                  45         4,194,408             2.33
              Texas                       53         4,116,916             2.29
              North Carolina              46         3,635,131             2.02
              Colorado                    35         2,661,409             1.48
              South Carolina              36         2,155,591             1.20
              Wisconsin                   19         1,953,475             1.09
              New York                    29         1,945,758             1.08
              Arizona                     18         1,901,937             1.06
              Nevada                      17         1,823,923             1.01
              Washington                  20         1,717,490             0.95
              Virginia                    13         1,547,818             0.86
              New Mexico                  18         1,510,449             0.84
              Utah                        16         1,269,065             0.71
              Maryland                     9         1,234,777             0.69
              Massachusetts               13         1,210,067             0.67
              Ohio                        17         1,021,162             0.57
              Kentucky                    20         1,011,115             0.56
              Indiana                      3           445,922             0.25
              Oregon                       7           376,155             0.21
              Pennsylvania                 2           361,126             0.20
              Oklahoma                     5           261,986             0.15
              Minnesota                    3           208,883             0.12
              Connecticut                  3           186,232             0.10
              Michigan                     1           173,793             0.10
              Missouri                     3           146,032             0.08
              West Virginia                1            71,175             0.04
                                      ------       -----------           ------
                                       2,791      $179,855,887          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

--------------------------------------------------------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)


--------------------------------------------------------------------------------
Aggregate
Field            Description              Count         Balance$          Pool%
--------------------------------------------------------------------------------

Combined LTV     10.001% - 15.000%           1           115,081         0.06
                 15.001% - 20.000%           2            45,858         0.03
                 20.001% - 25.000%           5            92,466         0.05
                 25.001% - 30.000%          13           386,619         0.21
                 30.001% - 35.000%          14           294,305         0.16
                 35.001% - 40.000%          20           574,606         0.32
                 40.001% - 45.000%          25           803,793         0.45
                 45.001% - 50.000%          47         2,362,992         1.31
                 50.001% - 55.000%          44         1,607,618         0.89
                 55.001% - 60.000%          72         3,377,269         1.88
                 60.001% - 65.000%         113         6,433,712         3.58
                 65.001% - 70.000%         193        10,675,558         5.94
                 70.001% - 75.000%         332        23,654,149        13.15
                 75.001% - 80.000%         778        66,977,356        37.24
                 80.001% - 85.000%         439        27,599,114        15.35
                 85.001% - 90.000%         323        19,366,611        10.77
                 90.001% - 95.000%         132         7,369,526         4.10
                 95.001% - 100.000%        238         8,119,254         4.51
                                          ------       -----------       ------
                                         2,791      $179,855,887       100.00%

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Aggregate
Field              Description              Count         Balance$         Pool%
--------------------------------------------------------------------------------

Current Coupon     7.001% - 8.000%              40         4,104,396       2.28
                   8.001% - 9.000%             486        43,765,429      24.33
                   9.001% - 10.000%            905        66,823,238      37.15
                   10.001% - 11.000%           711        40,503,840      22.52
                   11.001% - 12.000%           315        13,901,568       7.73
                   12.001% - 13.000%           143         4,567,807       2.54
                   13.001% - 14.000%           121         3,989,556       2.22
                   14.001% - 15.000%            45         1,362,968       0.76
                   15.001% - 16.000%            20           710,114       0.39
                   16.001% - 17.000%             5           126,972       0.07
                                            ------      ------------     ------
                                             2,791      $179,855,887    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

--------------------------------------------------------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)




--------------------------------------------------------------------------------
Aggregate
Field              Description                 Count       Balance$       Pool%
--------------------------------------------------------------------------------

Current Balance    $0.01 - $10,000.00            25           235,982       0.13
                   $10,000.01 - $15,000.00       97         1,258,485       0.70
                   $15,000.01 - $20,000.00      141         2,505,404       1.39
                   $20,000.01 - $30,000.00      358         9,159,828       5.09
                   $30,000.01 - $40,000.00      394        13,896,630       7.73
                   $40,000.01 - $50,000.00      353        15,887,791       8.83
                   $50,000.01 - $100,000.00     992        69,159,910      38.45
                   $100,000.01 - $250,000.00    390        54,260,896      30.17
                   $250,000.01 - $500,000.00     41        13,490,960       7.50
                                               ----       -----------     ------
                                              2,791      $179,855,887    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Aggregate
Field              Description              Count         Balance$         Pool%
--------------------------------------------------------------------------------

Property Type     Single Family            2,691       173,669,209       96.56
                  Two to Four Family          22         1,573,968        0.88
                  Town House / Condo          58         3,834,957        2.13
                  Manufactured Housing        20           777,754        0.43
                                          ------       -----------      ------
                                           2,791      $179,855,887     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Aggregate
Field              Description               Count       Balance$          Pool%
--------------------------------------------------------------------------------

Loan Age          0 - 6 months              2,664       170,869,779      95.00
                  6+ - 12 months               96         6,806,776       3.78
                  12+ - 18 months              27         1,954,154       1.09
                  18+ - 24 months               4           225,179       0.13
                                            ------       -----------     ------
                                            2,791      $179,855,887    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

--------------------------------------------------------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)



--------------------------------------------------------------------------------
Aggregate
Field                  Description           Count         Balance$       Pool%
--------------------------------------------------------------------------------

Remaining Term        Up to 5 years              9           220,637       0.12
                      5+ - 10 years            149         5,295,533       2.94
                      10+ - 15 years         1,502        73,362,952      40.79
                      15+ - 18 years             1            30,145       0.02
                      18+ - 20 years           195        10,949,695       6.09
                      20+ - 25 years             4           230,082       0.13
                      25+ - 30 years           931        89,766,842      49.91
                                            ------       -----------     ------
                                             2,791      $179,855,887    100.00%

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Aggregate
Field         Description                Count       Balance$             Pool%
--------------------------------------------------------------------------------

Occupancy      Owner Occupied           2,723       176,625,981         98.20
               Non-Owner Occupied          53         2,503,905          1.39
               Second Home                 15           726,001          0.40
                                       ------       -----------        ------
                                        2,791      $179,855,887       100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Aggregate
Field         Description           Count        Balance$               Pool%
--------------------------------------------------------------------------------

Lien Type     First Lien            2,169       160,922,628             89.47
              Second Lien             622        18,933,260             10.53
                                   ------       -----------            ------
                                    2,791      $179,855,887           100.00%

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
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      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

--------------------------------------------------------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS

TO OPTIONAL TERMINATION:


--------------------------------------------------------------------------------
CLASS A-1 (TO CALL)
--------------------------------------------------------------------------------
% of Prepayment Assumption      0%      50%      75%    100%      125%      150%
--------------------------------------------------------------------------------
Average Life (years)          8.69     1.62     1.18    0.95      0.81      0.70
First Principal Payment      12/99    12/99    12/99   12/99     12/99     12/99
Last Principal Payment       04/14    04/03    03/02   09/01     05/01     03/01
Principal Window (years)     14.42     3.42     2.33    1.83      1.50      1.33
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS A-2 (TO CALL)
--------------------------------------------------------------------------------
% of Prepayment Assumption      0%      50%      75%    100%      125%      150%
--------------------------------------------------------------------------------
Average Life (years)         14.64     3.78     2.60    2.00      1.63      1.39
Yield @ 100.00               7.23%    7.14%    7.08%   7.02%     6.97%     6.92%
Modified Duration             8.83     3.22     2.31    1.81      1.50      1.29
First Principal Payment      04/14    04/03    03/02   09/01     05/01     03/01
Last Principal Payment       11/14    02/04    10/02   02/02     09/01     05/01
Principal Window (years)      0.67     0.92     0.67    0.50      0.42      0.25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS A-3 (TO CALL)
--------------------------------------------------------------------------------
% of Prepayment Assumption      0%      50%      75%    100%      125%      150%
--------------------------------------------------------------------------------
Average Life (years)         19.98     6.19     4.03    3.00      2.38      1.96
Yield @ 100.00               7.34%    7.29%    7.25%   7.21%     7.16%     7.12%
Modified Duration            10.20     4.81     3.39    2.61      2.12      1.77
First Principal Payment      11/14    02/04    10/02   02/02     09/01     05/01
Last Principal Payment       05/24    03/09    07/05   12/03     01/03     05/02
Principal Window (years)      9.58     5.17     2.83    1.92      1.42      1.08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS A-4 (TO CALL)
--------------------------------------------------------------------------------
% of Prepayment Assumption      0%      50%      75%    100%      125%      150%
--------------------------------------------------------------------------------
Average Life (years)         26.11    11.52     7.41    5.00      3.82      3.05
Yield @ 100.00               7.62%    7.60%    7.58%   7.55%     7.51%     7.48%
Modified Duration            11.12     7.46     5.49    4.04      3.22      2.64
First Principal Payment      05/24    03/09    07/05   12/03     01/03     05/02
Last Principal Payment       06/27    11/13    11/09   03/06     07/04     07/03
Principal Window (years)      3.17     4.75     4.42    2.33      1.58      1.25
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
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      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

--------------------------------------------------------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)


TO OPTIONAL TERMINATION (CONTINUED):


--------------------------------------------------------------------------------
CLASS A-5 (TO CALL)
--------------------------------------------------------------------------------
% of Prepayment Assumption        0%      50%     75%      100%     125%    150%
--------------------------------------------------------------------------------
Average Life (years)           27.56    14.06   10.22      7.57     5.68    4.50
Yield @ 100.00                 7.98%    7.97%   7.95%     7.94%    7.91%   7.89%
Modified Duration              10.94     8.26    6.82      5.53     4.44    3.67
First Principal Payment        06/27    11/13   11/09     03/06    07/04   07/03
Last Principal Payment         06/27    12/13   02/10     09/07    01/06   12/04
Principal Window (years)        0.08     0.17    0.33      1.58     1.58    1.50
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS A-6 (TO CALL)
--------------------------------------------------------------------------------
% of Prepayment Assumption        0%      50%     75%      100%     125%    150%
--------------------------------------------------------------------------------
Average Life (years)           11.94     7.62    6.83      6.20     5.38    4.67
Yield @ 100.00                 7.48%    7.46%   7.45%     7.44%    7.43%   7.42%
Modified Duration               7.51     5.55    5.14      4.78     4.29    3.83
First Principal Payment        12/02    12/02   12/02     12/02    12/02   12/02
Last Principal Payment         06/27    12/13   02/10     09/07    01/06   12/04
Principal Window (years)       24.58    11.08    7.25      4.83     3.17    2.08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS B (TO CALL)
--------------------------------------------------------------------------------
% of Prepayment Assumption        0%      50%     75%      100%     125%    150%
--------------------------------------------------------------------------------
Average Life (years)            1.73     1.97    2.17      2.32     2.35    2.43
Yield @ 100.00                 9.00%    9.05%   9.07%     9.09%    9.10%   9.11%
Modified Duration               1.54     1.73    1.89      2.01     2.04    2.10
First Principal Payment        02/01    03/01   03/01     04/01    06/01   07/01
Last Principal Payment         02/02    07/02   12/02     11/02    09/02   07/02
Principal Window (years)        1.08     1.42    1.83      1.67     1.33    1.08
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
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      A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  Paine Webber

--------------------------------------------------------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

TO MATURITY:

--------------------------------------------------------------------------------
CLASS A-1 (TO MATURITY)
--------------------------------------------------------------------------------
% of Prepayment Assumption      0%       50%      75%     100%     125%     150%
--------------------------------------------------------------------------------
Average Life (years)          8.69      1.62     1.18     0.95     0.81     0.70
First Principal Payment      12/99     12/99    12/99    12/99    12/99    12/99
Last Principal Payment       04/14     04/03    03/02    09/01    05/01    03/01
Principal Window (years)     14.42      3.42     2.33     1.83     1.50     1.33
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS A-2 (TO MATURITY)
--------------------------------------------------------------------------------
% of Prepayment Assumption      0%       50%      75%     100%     125%     150%
--------------------------------------------------------------------------------
Average Life (years)         14.64      3.78     2.60     2.00     1.63     1.39
Yield @ 100.00               7.23%     7.14%    7.08%    7.02%    6.97%    6.92%
Modified Duration             8.83      3.22     2.31     1.81     1.50     1.29
First Principal Payment      04/14     04/03    03/02    09/01    05/01    03/01
Last Principal Payment       11/14     02/04    10/02    02/02    09/01    05/01
Principal Window (years)      0.67      0.92     0.67     0.50     0.42     0.25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS A-3 (TO MATURITY)
--------------------------------------------------------------------------------
% of Prepayment Assumption      0%       50%      75%     100%     125%     150%
--------------------------------------------------------------------------------
Average Life (years)         19.98      6.19     4.03     3.00     2.38     1.96
Yield @ 100.00               7.34%     7.29%    7.25%    7.21%    7.16%    7.12%
Modified Duration            10.20      4.81     3.39     2.61     2.12     1.77
First Principal Payment      11/14     02/04    10/02    02/02    09/01    05/01
Last Principal Payment       05/24     03/09    07/05    12/03    01/03    05/02
Principal Window (years)      9.58      5.17     2.83     1.92     1.42     1.08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS A-4 (TO MATURITY)
--------------------------------------------------------------------------------
% of Prepayment Assumption      0%       50%      75%     100%     125%     150%
--------------------------------------------------------------------------------
Average Life (years)         26.11     11.52     7.41     5.00     3.82     3.05
Yield @ 100.00               7.62%     7.60%    7.58%    7.55%    7.51%    7.48%
Modified Duration            11.12      7.46     5.49     4.04     3.22     2.64
First Principal Payment      05/24     03/09    07/05    12/03    01/03    05/02
Last Principal Payment       06/27     11/13    11/09    03/06    07/04    07/03
Principal Window (years)      3.17      4.75     4.42     2.33     1.58     1.25
---------------------------------------------------------------  ---------------


--------------------------------------------------------------------------------
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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
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BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

TO MATURITY (CONTINUED):

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CLASS A-5 (TO MATURITY)
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% of Prepayment Assumption      0%      50%      75%     100%     125%      150%
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Average Life (years)         28.55    17.25    13.06     9.80     7.00      4.96
Yield @ 100.00               7.99%    8.02%    8.03%    8.03%    8.00%     7.93%
Modified Duration            11.05     9.10     7.87     6.54     5.12      3.94
First Principal Payment      06/27    11/13    11/09    03/06    07/04     07/03
Last Principal Payment       05/29    12/24    01/19    11/14    05/12     02/10
Principal Window (years)      2.00    11.17     9.25     8.75     7.92      6.67
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CLASS A-6 (TO MATURITY)
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% of Prepayment Assumption      0%      50%      75%     100%     125%      150%
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Average Life (years)         11.94     7.63     6.89     6.39     6.02      5.71
Yield @ 100.00               7.48%    7.46%    7.45%    7.46%    7.48%     7.51%
Modified Duration             7.51     5.56     5.16     4.88     4.66      4.47
First Principal Payment      12/02    12/02    12/02    12/02    12/02     12/02
Last Principal Payment       03/29    12/23    04/18    04/14    02/12     12/09
Principal Window (years)     26.33    21.08    15.42    11.42     9.25      7.08
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CLASS B (TO MATURITY)
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% of Prepayment Assumption      0%      50%      75%     100%     125%      150%
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Average Life (years)          1.73     1.97     2.17     2.32     2.35      2.43
Yield @ 100.00               9.00%    9.05%    9.07%    9.09%    9.10%     9.11%
Modified Duration             1.54     1.73     1.89     2.01     2.04      2.10
First Principal Payment      02/01    03/01    03/01    04/01    06/01     07/01
Last Principal Payment       02/02    07/02    12/02    11/02    09/02     07/02
Principal Window (years)      1.08     1.42     1.83     1.67     1.33      1.08
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